UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
May 15, 2024

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-264255-02
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Number of Issuer of the Collateral Certificate: 333-264255-01
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Number of Depositor: 333-264255
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3095 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into Material Definitive Agreement.

On May 15, 2024, World Financial Network Credit Card Master Note Trust, as issuer (the “Issuer”), and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), entered into the Series 2024-A Indenture Supplement (the “Series 2024-A Indenture Supplement”), a copy of which is filed with this Form 8-K as Exhibit 4.1.

Item 6.05. Securities Act Updating Disclosure.

The tables set forth in the attached Exhibit 99.1 summarize the trust portfolio by various criteria as of the date specified therein.

Item 8.01. Other Events.

Issuance of Series 2024-A Notes

On May 15, 2024, the Issuer issued $500,000,000 of Series 2024-A Class A Asset Backed Notes (the “Series 2024-A Class A Notes” or the “Series 2024-A Offered Notes”), $44,521,000 of Series 2024-A Class M Asset Backed Notes (the “Series 2024-A Class M Notes”) and $25,685,000 of Series 2024-A Class B Asset Backed Notes (together with the Series 2024-A Class M Notes, the “Series 2024-A Retained Notes,” and, together with the Series 2024-A Offered Notes, the “Series 2024-A Notes”) described in a Prospectus dated May 8, 2024.

Use of Proceeds – Series 2024-A Notes

The public offering of the Series 2024-A Offered Notes was made under the registration statement on Form SF-3 (File No. 333-264255) filed with the Securities and Exchange Commission on April 12, 2022 and declared effective on April 21, 2022 (the “Registration Statement”).

The public offering of the Series 2024-A Offered Notes terminated on May 8, 2024 upon the sale of all of the Series 2024-A Offered Notes. The depositor retained all of the Series 2024-A Retained Notes. No underwriting discount was paid to the underwriters with respect to the Series 2024-A Retained Notes. The underwriters of the Series 2024-A Class A Notes were J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Wells Fargo Securities, LLC, BNP Paribas Securities Corp., BofA Securities, Inc. and Scotia Capital (USA) Inc. The price to the public of the Series 2024-A Class A Notes was $499,920,200 (or 99.98404%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2024-A Offered Notes with respect to underwriting commissions and discounts was $1,500,000. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Issuer before expenses for the Series 2024-A Offered Notes are $498,420,200. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,000,000 and net proceeds of the Issuer, after deduction of such expenses, are reasonably estimated to be $497,420,000. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the WFN Credit Company, LLC, after deducting the underwriting commissions and discounts and expenses above, were used for general corporate purposes.

Item 9.01.    Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    Exhibits.

Exhibit No.	Document Description

4.1	Series 2024-A Indenture Supplement
99.1	Composition of the Trust Portfolio

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN Credit Company, LLC, as depositor

	By:	/s/ Wai Chung
	Name:	Wai Chung
	Title:	Treasurer

Dated: May 21, 2024